UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-06671

DWS Global High Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  APRIL 30, 2010

Semiannual Report to Stockholders

DWS Global High Income Fund, Inc. Ticker Symbol: LBF

Contents

3 Performance Summary

5 Portfolio Summary

7 Investment Portfolio

13 Financial Statements

16 Financial Highlights

17 Notes to Financial Statements

26 Dividend Reinvestment and Cash Purchase Plan

30 Other Information

31 Additional Information

32 Privacy Statement

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Leverage results in additional risks and can magnify the effect of any losses.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

This report is sent to the stockholders of the DWS Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2010

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Return as of 4/30/10
	6-Month‡	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	8.26%	31.35%	2.78%	8.69%	13.09%
Based on Market Price(a)	15.61%	22.17%	2.42%	9.30%	14.72%
JPMorgan Emerging Markets Bond Global Diversified Index(b)	6.67%	24.52%	7.28%	9.03%	11.11%
Lipper Closed-End Emerging Markets Debt Funds Category(c)	8.48%	33.28%	6.76%	9.78%	12.63%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
b The JPMorgan Emerging Markets Bond Global Diversified Index tracks total returns for US-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
c Lipper's Closed-End Emerging Markets Debt Funds Category represents Funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Emerging Markets Debt Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Net Asset Value and Market Price
	As of 4/30/10	As of 10/31/09
Net Asset Value	$ 8.41	$ 8.04
Market Price	$ 7.54	$ 6.75

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 4/30/10: Income Dividends	$ .26
April Quarterly Dividend	$ .10
Current Annualized Distribution Rate (based on Net Asset Value) as of 4/30/10+	4.76%
Current Annualized Distribution Rate (based on Market Price) as of 4/30/10+	5.31%
+ Current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value/market price on April 30, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Closed-End Emerging Markets Debt Funds Category as of 4/30/10
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	7	of	8	78
3-Year	8	of	8	89
5-Year	7	of	7	88
10-Year	4	of	6	58

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/10	10/31/09

Sovereign Bonds	67%	67%
Financials	13%	15%
Collateralized Mortgage Obligations	6%	5%
Materials	3%	3%
Loan Participations and Assignments	3%	5%
Energy	3%	3%
Commercial Mortgage-Backed Securities	2%	—
Utilities	2%	2%
Telecommunication Services	1%	—
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/10	10/31/09

United States	13%	8%
Russia	8%	11%
Venezuela	7%	7%
Indonesia	7%	7%
Turkey	5%	5%
Kazakhstan	5%	5%
Mexico	5%	1%
Ukraine	5%	4%
Peru	4%	5%
Brazil	4%	9%
El Salvador	4%	4%
Philippines	4%	4%
Argentina	4%	3%
Chile	4%	4%
Uruguay	3%	3%
Lebanon	3%	3%
Egypt	3%	3%
Colombia	3%	4%
Panama	3%	3%
Ghana	2%	2%
Other	4%	5%
	100%	100%

Asset allocation and geographical diversification are subject to change.

Currency Exposure* (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/10	10/31/09

United States Dollar	100%	101%
Turkish Lira	2%	—
Indonesian Rupiah	0%	—
Euro	(2%)	1%
Brazilian Real	—	(2)%
	100%	100%
Quality (Excludes Securities Lending Collateral)	4/30/10	10/31/09

Cash Equivalents	1%	—
A	7%	5%
BBB	23%	21%
BB	33%	39%
B	21%	20%
CCC and Below	9%	8%
Not Rated	6%	7%
	100%	100%
Interest Rate Sensitivity	4/30/10	10/31/09

Effective Maturity	11.3 years	12.2 years
Effective Duration	6.8 years	6.6 years
* Currency exposure after taking into account the effects of forward and currency futures contracts.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is the measurable change in the value of a security in response to a change in interest rates.

Currency exposure, quality and interest rate sensitivity are subject to change.

For more complete details about the Fund's investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2010 (Unaudited)

		Principal Amount ($) (a)	Value ($)

Bonds 95.3%
Argentina 3.7%
Republic of Argentina:
GDP Linked Note, 12/15/2035		1,890,000	123,018
0.578%*, 4/30/2013		146,250	121,873
Series X, 7.0%, 4/17/2017		2,000,000	1,598,389
8.28%, 12/31/2033		1,700,329	1,262,494
(Cost $3,463,221)			3,105,774
Brazil 4.4%
Federative Republic of Brazil:
7.125%, 1/20/2037		1,600,000	1,832,000
11.0%, 1/11/2012		1,330,000	1,542,800
Independencia International Ltd., REG S, 12.0%, 12/30/2016		536,000	294,800
(Cost $4,196,377)			3,669,600
Chile 3.5%
Corporacion Nacional del Cobre de Chile, REG S, 5.625%, 9/21/2035 (Cost $2,419,238)		3,000,000	2,934,759
Colombia 2.7%
Republic of Colombia, 7.375%, 9/18/2037 (Cost $2,182,825)		2,000,000	2,230,000
Egypt 2.7%
Republic of Egypt:
8.6%, 2/28/2011	EGP	10,000,000	1,789,890
9.1%, 9/20/2012	EGP	2,600,000	465,665
(Cost $2,292,454)			2,255,555
El Salvador 4.2%
Republic of El Salvador:
REG S, 7.65%, 6/15/2035		2,570,000	2,775,600
REG S, 8.25%, 4/10/2032		650,000	734,500
(Cost $3,306,622)			3,510,100
Ghana 2.3%
Republic of Ghana, REG S, 8.5%, 10/4/2017 (Cost $1,715,805)		1,720,000	1,909,200
Indonesia 6.7%
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		1,000,000	1,107,911
Republic of Indonesia:
Series FR-49, 9.0%, 9/15/2013	IDR	7,000,000,000	805,967
Series FR-23, 11.0%, 12/15/2012	IDR	19,160,000,000	2,299,232
REG S, 11.625%, 3/4/2019		313,000	452,285
Series FR-18, 13.175%, 7/15/2012	IDR	3,200,000,000	395,736
Series FR-16, 13.45%, 8/15/2011	IDR	4,400,000,000	525,329
(Cost $4,988,593)			5,586,460
Iraq 1.0%
Republic of Iraq, REG S, 5.8%, 1/15/2028 (Cost $552,351)		1,000,000	837,500
Kazakhstan 5.0%
KazMunaiGaz Finance Sub BV:
144A, 7.0%, 5/5/2020 (b)		300,000	297,033
Series 1, REG S, 8.375%, 7/2/2013		680,000	756,500
Series 2, REG S, 9.125%, 7/2/2018		2,150,000	2,526,250
144A, 11.75%, 1/23/2015		500,000	630,000
(Cost $3,330,939)			4,209,783
Lebanon 2.8%
Lebanese Republic:
8.5%, 8/6/2015		825,000	949,740
9.0%, 5/2/2014		1,200,000	1,368,000
(Cost $2,093,587)			2,317,740
Lithuania 1.3%
Republic of Lithuania:
REG S, 6.75%, 1/15/2015		500,000	538,750
144A, 7.375%, 2/11/2020		500,000	544,366
(Cost $1,003,000)			1,083,116
Mexico 4.7%
United Mexican States:
Series A, 5.125%, 1/15/2020 (c)		3,000,000	3,013,500
8.3%, 8/15/2031		730,000	932,575
(Cost $3,863,069)			3,946,075
Panama 2.6%
Republic of Panama:
6.7%, 1/26/2036		300,000	326,250
7.125%, 1/29/2026		820,000	943,000
8.875%, 9/30/2027		700,000	924,000
(Cost $1,975,985)			2,193,250
Peru 4.5%
Republic of Peru, 7.35%, 7/21/2025 (Cost $3,260,641)		3,200,000	3,728,000
Philippines 4.0%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027 (Cost $2,997,028)		2,800,000	3,367,000
Russia 6.3%
Red Arrow International Leasing PLC, "A", 8.375%, 6/30/2012	RUB	15,443,435	529,419
Russian Federation, REG S, 7.5%, 3/31/2030		4,140,000	4,742,784
(Cost $4,664,557)			5,272,203
Serbia 1.4%
Republic of Serbia, REG S, 6.75%, 11/1/2024 (Cost $1,052,359)		1,200,000	1,194,000
Sri Lanka 0.3%
Republic of Sri Lanka, REG S, 7.4%, 1/22/2015 (Cost $250,000)		250,000	263,750
Turkey 5.3%
Republic of Turkey:
6.875%, 3/17/2036		2,110,000	2,117,913
Series CPI, 10.0%, 2/15/2012	TRY	2,836,673	2,182,863
16.0%, 3/7/2012	TRY	200,000	149,536
(Cost $4,348,951)			4,450,312
Ukraine 3.3%
Government of Ukraine:
REG S, 6.58%, 11/21/2016		500,000	484,050
REG S, 6.875%, 3/4/2011		500,000	500,000
REG S, 7.65%, 6/11/2013		1,750,000	1,802,675
(Cost $2,664,663)			2,786,725
United States 12.4%
Adjustable Rate Mortgage Trust, "2A1", Series 2006-1, 5.734%*, 3/25/2036		867,203	503,757
AES Corp., 144A, 8.75%, 5/15/2013		500,000	507,500
Banc of America Commercial Mortgage, Inc., "A4", Series 2007-2, 5.867%*, 4/10/2049		650,000	636,009
Bear Stearns ALT-A Trust, "23A1", Series 2006-2, 5.63%*, 3/25/2036		1,090,374	633,786
Credit Suisse Mortgage Capital Certificates, "A3", Series 2006-C3, 6.019%*, 6/15/2038		700,000	722,448
FIA Credit Services NA, 144A, 7.125%, 11/15/2012		1,130,000	1,237,106
Ford Motor Credit Co., LLC, 8.0%, 6/1/2014		500,000	525,518
Frontier Communications Corp., 8.125%, 10/1/2018		600,000	615,000
International Lease Finance Corp., 144A, 8.625%, 9/15/2015		500,000	493,750
JPMorgan Alternative Loan Trust:
"2A5", Series 2006-A5, 5.85%, 10/25/2036		2,000,000	1,158,955
"A7", Series 2006-A4, 6.3%, 9/25/2036		2,000,000	1,050,375
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2007-LD12, 5.882%*, 2/15/2051		335,000	334,227
Structured Adjustable Rate Mortgage Loan Trust, "1A4", Series 2005-22, 5.25%, 12/25/2035		1,750,000	653,869
Tesoro Corp., 6.25%, 11/1/2012		600,000	604,500
US Treasury Bill, 0.185%**, 9/16/2010 (d)		33,000	32,976
Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2006-AR18, 5.262%*, 1/25/2037		876,754	688,391
(Cost $8,420,905)			10,398,167
Uruguay 3.4%
Republic of Uruguay:
7.875%, 1/15/2033 (PIK)		1,400,000	1,638,000
8.0%, 11/18/2022		1,000,000	1,190,000
(Cost $2,539,393)			2,828,000
Venezuela 6.8%
Petroleos de Venezuela SA, 5.25%, 4/12/2017		2,600,000	1,686,750
Republic of Venezuela:
7.65%, 4/21/2025		100,000	64,500
REG S, 7.75%, 10/13/2019		800,000	576,000
10.75%, 9/19/2013		3,449,000	3,345,530
(Cost $6,252,940)			5,672,780
Total Bonds (Cost $73,835,503)			79,749,849

Sovereign Loans 3.2%
Russia 1.9%
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018 (Cost $1,373,773)		1,370,000	1,568,650
Ukraine 1.3%
Export-Import Bank of Ukraine, 7.65%, 9/7/2011		600,000	594,000
Ukreximbank, REG S, 8.375%, 4/27/2015		500,000	506,204
(Cost $958,580)			1,100,204
Total Sovereign Loans (Cost $2,332,353)			2,668,854
	Shares	Value ($)

Securities Lending Collateral 1.2%
Daily Assets Fund Institutional, 0.25% (e) (f) (Cost $1,046,000)	1,046,000	1,046,000

Cash Equivalents 0.7%
Central Cash Management Fund, 0.21% (e) (Cost $609,666)	609,666	609,666
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $77,823,522)+	100.4	84,074,369
Other Assets and Liabilities, Net	(0.4)	(328,716)
Net Assets	100.0	83,745,653
* These securities are shown at their current rate as of April 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $78,565,983. At April 30, 2010, net unrealized appreciation for all securities based on tax cost was $5,508,386. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,088,957 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,580,571.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) When-issued security.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2010 amounted to $1,004,500, which is 1.2% of net assets.
(d) At April 30, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CPI: Consumer Price Index

GDP: Gross Domestic Product

PIK: Denotes that all or a portion of the income is paid in kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At April 30, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Euro Currency	USD	6/14/2010	11	1,829,850	(8,801)

As of April 30, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
TRY	1,500,000	USD	968,367	6/11/2010	(32,420)	Citigroup, Inc.
RUB	17,400,000	USD	561,562	6/11/2010	(31,804)	Citigroup, Inc.
IDR	36,100,000,000	USD	3,772,993	6/11/2010	(202,989)	Citigroup, Inc.
EGP	12,600,000	USD	2,181,818	6/11/2010	(67,643)	Citigroup, Inc.
Total unrealized depreciation					(334,856)
Currency Abbreviations
EGP Egyptian Pound EUR Euro IDR Indonesian Rupiah RUB Russian Ruble TRY Turkish Lira USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Bonds	$ —	$ 77,461,318	$ 2,255,555	$ 79,716,873
Sovereign Loans	—	2,668,854	—	2,668,854
Short-Term Investments (g)	1,655,666	32,976	—	1,688,642
Total	$ 1,655,666	$ 80,163,148	$ 2,255,555	$ 84,074,369
Liabilities
Derivatives (h)	$ (8,801)	$ (334,856)	$ —	$ (343,657)
Total	$ (8,801)	$ (334,856)	$ —	$ (343,657)
(g) See Investment Portfolio for additional detailed categorizations.
(h) Derivatives include unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Bonds
Balance as of October 31, 2009	$ 2,316,846
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(58,366)
Amortization premium/discount	(2,925)
Net purchases (sales)	—
Net transfers in (out) of Level 3	—
Balance as of April 30, 2010	$ 2,255,555
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2010	$ (58,366)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $76,167,856) — including $1,004,500 of securities loaned	$ 82,418,703
Investment in Daily Assets Fund Institutional (cost $1,046,000)*	1,046,000
Investment in Central Cash Management Fund (cost $609,666)	609,666
Total investments, at value (cost $77,823,522)	84,074,369
Foreign currency, at value (cost $77,520)	68,827
Net receivable on closed forward foreign currency exchange contracts	87,044
Interest receivable	1,405,761
Other assets	887
Total assets	85,636,888
Liabilities
Payable upon return of securities loaned	1,046,000
Payable for investments purchased — when-issued securities	294,729
Unrealized depreciation on forward foreign currency exchange contracts	334,856
Payable for daily variation margin on open futures contracts	8,525
Accrued management fee	66,778
Other accrued expenses and payables	140,347
Total liabilities	1,891,235
Net assets, at value	$ 83,745,653
Net Assets Consist of
Undistributed net investment income	242,998
Net unrealized appreciation (depreciation) on: Investments	6,250,847
Futures	(8,801)
Foreign currency	(340,898)
Accumulated net realized gain (loss)	(13,799,565)
Paid-in capital	91,401,072
Net assets, at value	$ 83,745,653
Net Asset Value
Net asset value per share ($83,745,653 ÷ 9,952,619 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.41
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2010 (Unaudited)
Investment Income
Interest (net of foreign taxes of $32,498)	$ 3,456,461
Income distributions — Central Cash Management Fund	1,122
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	912
Total Income	3,458,495
Expenses: Management fee	404,078
Services to shareholders	10,622
Custodian and accounting fees	58,129
Report to shareholders	45,038
Directors' fees and expenses	3,612
Audit and tax fees	39,204
Legal fees	17,974
Stock exchange listing fees	11,946
Other	13,636
Total expenses	604,239
Net investment income	2,854,256
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	530,518
Futures	(31,572)
Foreign currency	(72,465)
426,481
Change in net unrealized appreciation (depreciation) on: Investments	3,584,057
Futures	(8,801)
Foreign currency	(513,097)
3,062,159
Net gain (loss)	3,488,640
Net increase (decrease) in net assets resulting from operations	$ 6,342,896

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009
Operations: Net investment income	$ 2,854,256	$ 5,457,533
Net realized gain (loss)	426,481	(11,862,362)
Change in net unrealized appreciation (depreciation)	3,062,159	34,767,932
Net increase (decrease) in net assets resulting from operations	6,342,896	28,363,103
Distributions to shareholders from net investment income	(2,587,681)	(5,686,261)
Return of capital	—	(2,275,834)
Total distributions	(2,587,681)	(7,962,095)
Increase (decrease) in net assets	3,755,215	20,401,008
Net assets at beginning of period	79,990,438	59,589,430
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $242,998 and $23,577, respectively)	$ 83,745,653	$ 79,990,438
Other Information
Shares outstanding at beginning of period	9,952,619	9,952,619
Shares outstanding at end of period	9,952,619	9,952,619

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 8.04	$ 5.99	$ 10.06	$ 9.63	$ 8.92	$ 8.03
Income (loss) from investment operations: Net investment income[b]	.29	.55	.71	.70	.60	.48
Net realized and unrealized gain (loss)	.34	2.30	(4.18)	.31	.67	.97
Total from investment operations	.63	2.85	(3.47)	1.01	1.27	1.45
Less distributions from: Net investment income	(.26)	(.57)	(.60)	(.58)	(.56)	(.56)
Return of capital	—	(.23)	—	—	—	—
Total distributions	(.26)	(.80)	(.60)	(.58)	(.56)	(.56)
Net asset value, end of period	$ 8.41	$ 8.04	$ 5.99	$ 10.06	$ 9.63	$ 8.92
Market value, end of period	$ 7.54	$ 6.75	$ 5.03	$ 8.62	$ 8.63	$ 7.86
Total Return
Per share net asset value (%)[c]	8.26**	53.24	(35.75)	11.34	15.49	18.72
Per share market value (%)[c]	15.61**	53.20	(37.09)	6.56	17.32	14.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	80	60	100	96	89
Ratio of expenses (excluding interest) (%)	1.50*	1.55	1.48	1.33	1.70	1.81
Ratio of expenses (%)	1.50*	1.59	2.52	2.78	2.97	2.65
Ratio of net investment income (%)	7.06*	7.77	7.61	7.09	6.51	5.62
Portfolio turnover rate (%)	13**	47[d]	69[d]	114[d]	139[d]	155[d]
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[d] The portfolio turnover rate including reverse repurchase agreements was 87%, 275%, 333%, 432% and 420% for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurement is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts for non-hedging purposes to seek to enhance potential gains.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of an underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open future contracts as of April 30, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from $0 to approximately $1,830,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also engages in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the current value of the forward currency contracts, to the extent that this amount is beneficial to the Fund. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2010, the Fund invested in forward currency contracts with a total value generally indicative of a range from approximately $7,485,000 to $11,880,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ 87,044

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net receivable on closed forward foreign currency exchange contracts
Liability Derivatives	Futures Contracts	Forward Contracts	Total
Foreign Exchange Contracts (a)	$ (8,801)	$ (334,856)	$ (343,657)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures and unrealized depreciation on open forward foreign currency exchange contracts, respectively. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Foreign Exchange Contracts (a)	$ (31,572)	$ (33,445)	$ (65,017)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures and net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Foreign Currency Contracts (a)	$ (8,801)	$ (506,148)	$ (514,949)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures and change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Loan Participations/Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Reverse Repurchase Agreements. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay the amount borrowed plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction. For the six months ended April 30, 2010, the Fund did not have any outstanding reverse repurchase agreements.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Manager's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $13,484,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized, or until October 31, 2016 ($4,093,000) and October 31, 2017 ($9,391,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investments, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts, recognition of certain currency gain (loss) as ordinary income and foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default of principal. The Fund uses the specific identification method for determining realized gain or loss on investments. The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

B. Purchases and Sales of Securities

During the six months ended April 30, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $10,420,350 and $10,374,431, respectively.

C. Related Parties

Management Agreement. Under the Investment Advisory, Management and Administration Agreement ("Management Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegated such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2010, the amount charged to the Fund by DISC aggregated $9,837, of which $6,255 is unpaid.

DWS Investments Fund Accounting Corporation ("DIFA"), also an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DIFA and State Street Bank and Trust Company ("SSB") DIFA has delegated all accounting functions to SSB. DIFA compensates SSB out of the accounting fee it receives from the Fund. For the six months ended April 30, 2010, the amount charged to the Fund by DIFA aggregated $35,622, of which $3,355 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Line of Credit

Prior to April 1, 2010, the Fund and other affiliated funds (the "Participants") shared in a $450 million revolving credit facility provided by a syndication of banks. The Fund could borrow for temporary or emergency purposes. The Participants were charged an annual commitment fee which was allocated based on net assets, among each of the Participants. Interest was calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund could borrow up to a maximum of 33 percent of its net assets under the agreement. Effective April 1, 2010, the Fund has elected not to participate in the revolving credit facility.

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through DWS Investments Service Company or its delegate (the "Transfer Agent") and Computershare Inc. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due bills, if applicable.

Enrollment

Each stockholder of record must enroll in the Plan by instructing the Transfer Agent in writing. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: DWS Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, (800) 294-4366.

Other Information

Notice of Possible Share Repurchases

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Directors and on such terms as the Directors may determine.

Additional Information

Automated Information Lines	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Ropes & Gray LLP One International Place Boston, MA 02110
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Symbol	LBF
CUSIP Number	23338W104

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

November 1 through November 30, 2009	0	$0.0	n/a	n/a
December 1 through December 31, 2009	0	$0.0	n/a	n/a
January 1 through January 31, 2010	0	$0.0	n/a	n/a
February 1 through February 28, 2010	0	$0.0	n/a	n/a
March 1 through March 31, 2010	0	$0.0	n/a	n/a
April 1 through April 30, 2010	0	$0.0	n/a	n/a

Total	0	$0.0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global High Income Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 29, 2010